UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 1, 2006
                                                ______________________________


                     Peoples Community Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



        Maryland                       000-29949                31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                         45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On March 1, 2006, Peoples Community Bancorp, Inc. (the "Company") issued a press release announcing a cash dividend of $0.15 per share on the Company's common stock payable on March 31, 2006 to shareholders of record on March 15, 2006.

     For additional information, reference is made to the Company's press release dated March 1, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:


          Exhibit No.            Description
          -------------------    ------------------------------------

          99.1                   Press Release, dated March 1, 2006


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PEOPLES COMMUNITY BANCORP, INC.



Date: March 2, 2006            By: /s/ Thomas J. Noe
                                   ------------------------------
                                   Thomas J. Noe
                                   Executive Vice President and Treasurer